UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 6, 2009
RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On October 6, 2009, RPM International Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Banc of America Securities LLC, as representatives of the several underwriters therein (collectively, the “Underwriters”), providing for the offer and sale by the Company of $300,000,000 aggregate principal amount of 6.125% Notes due 2019 (the “Notes”).
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company in the ordinary course of their business, for which they have received, or will receive, customary compensation and expense reimbursement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Annual Meeting of Stockholders held on October 8, 2009, the Company’s stockholders approved an amendment to the RPM International Inc. Amended and Restated 2004 Omnibus Equity and Incentive Plan (the “Omnibus Plan”). The amendment to the Omnibus Plan increases the maximum aggregate number of shares of the Company’s common stock authorized for issuance under the Omnibus Plan by 6,000,000, to a total of 12,000,000. A description of the amendment to the Omnibus Plan was included in the Company’s Definitive Proxy Statement furnished in connection with the Annual Meeting of Stockholders held on October 8, 2009, and is incorporated herein by reference.
Item 8.01 Other Events.
     (a) Sale of Notes
     On October 6, 2009, the Company agreed to sell $300,000,000 aggregate principal amount of its Notes pursuant to the Underwriting Agreement. The sale of the Notes closed on October 9, 2009.
     The Company intends to use the net proceeds from the offering of the Notes to repay, redeem or refinance $163.7 million in principal amount of the Company’s unsecured notes due October 15, 2009, and approximately $120 million in principal amount of short-term borrowings outstanding under the Company’s accounts receivable securitization program. The balance of the net proceeds will be used for general corporate purposes.
     The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-149232) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 14, 2008, and the Prospectus Supplement relating thereto dated October 6, 2009 and filed with the Commission on October 7, 2009 pursuant to Rule 424(b)(5) promulgated under the Securities Act.
     (b) Annual Meeting Results
     The Annual Meeting of Stockholders of the Company was held on October 8, 2009. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

     (i) Election of John P. Abizaid, Bruce A. Carbonari, James A. Karman, Donald K. Miller and Joseph P. Viviano as Directors of the Company. The nominees were elected as Directors with the following votes:

John P. Abizaid
For	81,842,954
Withheld	35,769,072
Broker non-votes	0
Bruce A. Carbonari
For	81,644,708
Withheld	35,967,317
Broker non-votes	0
James A. Karman
For	78,114,993
Withheld	39,497,033
Broker non-votes	0
Donald K. Miller
For	81,808,021
Withheld	35,804,005
Broker non-votes	0
Joseph P. Viviano
For	81,485,578
Withheld	36,126,448
Broker non-votes	0
     In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Frederick R. Nance, Charles A. Ratner, William B. Summers, Jr., Jerry Sue Thornton, David A. Daberko, William A. Papenbrock, Frank C. Sullivan and Thomas C. Sullivan.
     (ii) The proposal to approve an amendment to the RPM International Inc. Amended and Restated 2004 Omnibus Equity and Incentive Plan was approved with the following votes:

For	63,105,012
Against	36,547,417
Abstain	676,150
Broker non-votes	17,283,446
     (iii) The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2010 was approved with the following votes:

For	115,240,754
Against	767,781
Abstain	425,321
Broker non-votes	0

     (iv) The non-binding stockholder proposal to eliminate classification of terms of the Board of Directors was approved with the following votes:

For	74,700,029
Against	24,637,163
Abstain	991,388
Broker non-votes	17,283,445
     For information on how the votes for the above matters were tabulated, see the Company’s definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 8, 2009.
     (c) Declaration of Dividend
     On October 8, 2009, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.
     (d) New Stock Transfer Agent
     On October 7, 2009, the Company issued a press release announcing that it has named Wells Fargo Bank, N.A., as the Company’s new stock transfer agent, registrar, dividend disbursing agent and administrator of its dividend reinvestment plan, effective November 2, 2009. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 6, 2009, among the Company and Wells Fargo Securities, LLC and Banc of America Securities LLC, as representatives of the Underwriters.

4.1	Officers’ Certificate and Authentication Order dated October 9, 2009 for the 6.125% Notes due 2019 (which includes the form of Note) issued pursuant to the Indenture dated as of February 14, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Calfee, Halter & Griswold LLP

5.2	Opinion of Harter Secrest & Emery LLP

99.1	Press Release of the Company, dated October 8, 2009, announcing a dividend increase.

99.2	Press Release of the Company, dated October 7, 2009, announcing the Company’s new stock transfer agent, Wells Fargo Bank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. (Registrant)
Date October 8, 2009	/s/ Edward W. Moore
Edward W. Moore
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 6, 2009, among the Company and Wells Fargo Securities, LLC and Banc of America Securities LLC, as representatives of the Underwriters.

4.1	Officers’ Certificate and Authentication Order dated October 9, 2009 for the 6.125% Notes due 2019 (which includes the form of Note) issued pursuant to the Indenture dated as of February 14, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Calfee, Halter & Griswold LLP

5.2	Opinion of Harter Secrest & Emery LLP

99.1	Press Release of the Company, dated October 8, 2009, announcing a dividend increase.

99.2	Press Release of the Company, dated October 7, 2009, announcing the Company’s new stock transfer agent, Wells Fargo Bank, N.A.